PROXY
         VOTE

 YOUR VOTE IS IMPORTANT.
     PLEASE VOTE BY
  INTERNET BY CLICKING             MATRIX ADVISORS VALUE FUND (MAVFX)
    THE BUTTON ABOVE             SNAPSHOT - AS OF SEPTEMBER 22ND, 2003
    OR VIA TOUCH-TONE
      TELEPHONE AT                                 1       3      5      SINCE
     1-866-241-6192        NAV   3 MONTHS   YTD   YEAR  YEARS  YEARS  INCEPTION*
          OR             $xx.xx   x.xx%    x.xx% x.xx%  x.xx%  x.xx%    x.xx%
    BY RETURNING YOUR
       PROXY CARD        PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The
        PROMPTLY.        investment return and principle value on an  investment
                         will  fluctuate so  that  an  investor's  shares,  when
                         redeemed, may be worth more or less then there original
                         cost. Performance figures reflect fee waivers in effect
       Matrix Home       and in the absence of such waivers, total returns would
                         be  lower.  For  the period  ended August 31, 2003, the
       About Fund        Fund's  average annual  total returns for the one-year,
                         five year,  and for  the period  from July 1, 1996, the
      About Advisor      inception  of Matrix  Asset Advisor's  involvement with
                         the Fund  were X.XX%,  X.XX%,  and X.XX%, respectively.
      Our Portfolio      The Fund  may invest  in smaller  companies,  which may
                         involve additional risks such as  limited liquidity and
       Contact Us        greater volatility.

   Shareholder Letter    *Commencement  of  operations  data through  August 31,
                         2003.   Matrix took over as sub-advisor for the Fund on
    Market Commentary    July 1, 1996.

     News/Interviews                       WELCOME TO THE

     How to Invest                   MATRIX ADVISORS VALUE FUND
                                VALUE INVESTING FOR THE 21ST CENTURY